EXHIBIT 10.10

REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of February 1, 2001, by and between Clements Golden Phoenix Enterprises, Inc., a Florida corporation (the "Company"), and Capital Consultants, Inc. (the "Purchaser").

                             Preliminary Statements

         In connection with the consummation of the transactions contemplated by that certain Common Stock Purchase Agreement (the "Purchase Agreement") of even date herewith by and between the Company and the Purchaser, the Company has agreed, upon the terms and subject to the conditions of the Common Stock Purchase Agreement, to issue and sell to the Purchaser 200,000 shares ( the "Shares") of the Company's Common Stock (the "Common Stock").

         The Shares are collectively referred to as the "Securities."

         To induce the Purchaser to execute and deliver the Purchase Agreement, the Company has agreed, pursuant to the terms and conditions of this Agreement, to provide certain registration rights with respect to the Common Shares.

                                    Agreement

         In consideration of the foregoing, the mutual covenants and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to become legally bound, hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

         "Agreement" shall mean this Registration Rights Agreement, made and entered into as of February 1, 2001, by and between the Company and the Purchaser.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "Shares"  shall  have  the  meaning   ascribed  to  such  term  in  the
Preliminary Statements to this Agreement.

         "Purchase Agreement" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Company" shall mean Clements Golden Phoenix Enterprises, Inc., a Florida corporation, of which Clements Citrus Sales of Florida, Inc., a Florida corporation is a wholly owned subsidiary.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

         "Holder" or "Holders" shall mean (a) the Purchaser, to the extent that the Purchaser holds Registrable Securities, and (b) any Person holding Registrable Securities as a transferee of the Purchaser (directly or indirectly, including subsequent transfers).

         "Person" shall mean any individual, corporation, partnership, joint venture, association, joint- stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Purchase Agreement" shall mean, that certain Common Stock Purchase Agreement, dated as of February 1, 2001, by and between the Company and the Purchaser.

        "Purchaser" shall mean Capital Consultants, Inc., a Kentucky corporation

         The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing with the Commission one or more registration statements covering Registrable Securities in compliance with the Securities Act that is declared or ordered effective by the Commission.

         "Registrable Securities" shall mean the Common Shares, the Converted Common Shares and any shares of capital stock issued or issuable with respect to the Securities as a result of any stock split, stock dividend, recapitalization, exchange or similar event; provided, however, that such securities shall cease to be Registrable Securities when (a) a registration statement with respect to such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to the registration statement, (b) such securities are distributed to the public pursuant to Rule 144(k) (or any successor provisions) promulgated under the Securities Act or (c) such securities shall have ceased to be outstanding.

         "Registration Expenses" shall mean all expenses incurred in order to comply with Article II hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one (1) counsel for the Holders, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding the compensation of regular employees of the Company (which shall be paid in any event by the Company) and excluding Selling Expenses.

         "Restricted Securities" shall mean Registrable Securities that are "restricted securities" as defined in Rule 144 under the Securities Act.

         "Securities" shall have the meaning ascribed to such term in the Preliminary Statements to this Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as in effect from time to time.

         "Selling Expenses" shall mean all underwriting discounts and selling commissions incurred in connection with the sale of securities pursuant to a registration effected hereunder.

         Capitalized terms used in this Agreement and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Purchase Agreements.

                                   ARTICLE II
                               REGISTRATION RIGHTS

         Section 2.1 Registration Under the Securities Act of 1933, as amended.

         The Shares have not been registered under the Act. Unless and until registered under the Act, all certificates evidencing the shares shall bear the following legend:

         These securities have not been registered under the Securities Act of 1933, as amended (the "Act") or applicable state law and may not be sold, transferred or otherwise disposed of unless registered under the Act and any applicable state act or unless the Company is satisfied that these securities may be transferred without registration under the Act.

         The Shares shall be Rule 144 restricted shares (the "Restricted Securities"). After issuance of the Shares, Company agrees to use its best efforts to assist Purchaser in registering the Shares under the Act subject to the rules, regulations, and other provisions of said Act and subject to the terms and conditions contained herein.

                  Piggyback Registration.

                           (a)   At any time that the Company proposes to file a
Company registration statement on Form S-1 under the Act (the "Registrations Statement"), the Company shall cause to be included in such registration statement any securities issued or subject to issuance in this transaction; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Company Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of Purchaser's Restricted Securities, the Company may, at its election, give written notice of such determination to holder and, thereupon:

                                    (i) in  the  ease  of a determination not to
register, shall be relieved of its obligation to register Purchaser's Restricted Securities in connection with such registration (but not from its obligation to pay the registration expenses in connection therewith), and

                                    (ii) in  the case of a delay in registering,
shall be permitted to delay registering Purchaser's Restricted Securities for the same period as the delay in registering such other securities.

                           (b)    The Company's obligation to include Restricted
Securities in a Company's Registration Statement shall be subject to the following limitations:

                                    (i)  The  Company  may  elect,  at  its sole
option and for any reason, not to register Purchaser's Restricted Shares, provided however, that this right is limited to one (1) time and relative to one
(1) particular Company Registration Statement.

                                    (ii)  The  Company shall not be obligated to
include any Restricted Securities in a registration statement filed on any other form than Form S-1.

                                    (iii) If  a  Company  Registration Statement
involves an underwritten offering and the managing underwriter advises the Company in writing that in its opinion, the number of securities requested to be included in such Company Registration Statement exceeds the number which can be sold in such offering without adversely affecting the offering, the Company shall include in such Company Registration Statement the number of such securities which the Company is so advised can be sold in such offering without adversely affecting the offering, determined as follows:

                                           (A)  first,  the  securities proposed
by the Company to be sold for it own account, and

                                           (B) second, any Restricted Securities
requested to be included in such registration and any other securities of the Company in accordance with the priorities, if and then existing among the holders of such securities pro rata among the holders thereof requesting such registration on the basis of the number of shares of such securities requested to be included by such holders.

                                    (iv)  The  Company shall not be obligated to
include  Restricted  Securities  in  more  than  one  (1)  Company  Registration
Statement.

                           (c)   To the extent Purchaser's Restricted Securities
are intended to be included in a Company Registration Statement, Purchaser may include any of its Restricted Securities in such Company Registration Statement pursuant to this Agreement only if Purchaser furnishes to the Company in writing, within ten (10) business days after receipt of a written request therefore, such information specified in Item 507 of Regulation S-K under the Act or such other information as the Company may reasonably request for use in connection with the Company Registration Statement or Prospectus or preliminary Prospectus included therein and in any application to the NASD. Purchaser as to which the Company Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make all information previously furnished to the Company by Purchaser not materially misleading.

                  Section 2.2 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.1 shall be borne by the Company; and all Selling Expenses in connection with such registration, qualification or compliance shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered.

                  Section 2.3 Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Article II, the Company will keep each Holder advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense, the Company will:

                           (a)      prepare  and  file  with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement;

                           (b)     furnish to the Holders such numbers of copies
of a prospectus, including a preliminary prospectus, in conformity with the requirement of the Securities Act, and such other documents as they may reasonably request (including a conformed copy of the registration statement filed with the Commission and any amendments thereto and an original executed underwriting agreement entered into in connection with such registration) in order to facilitate the disposition of Registrable Securities owned by them;

                           (c)    use reasonable efforts to register and qualify
the  securities  covered  by  such  registration   statement  under  such  other
securities or blue sky laws of one (1) jurisdiction (in addition to those jurisdictions in which the Company has otherwise agreed to so register and qualify such securities) as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

                           (d)  in the event of any underwritten public offering
enter into and perform its obligations under an underwriting agreement with the managing underwriter(s) of such offering; each holder participating in such underwriting shall also enter into and perform its obligations under such underwriting agreement;

                           (e)      notify each holder of Registrable Securities
covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; and

                           (f)  furnish, at the request of any holder requesting
registration of Registrable Securities pursuant to this Article II, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with registration pursuant to this Article II, if such securities are being sold through underwriters, or on the date that the registration statement with respect to such securities becomes effective, if such securities are not being sold through underwriters, (i) a copy of any opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters of the Company, and (ii) a copy of any letter, dated such date, from the independent accountants of the Company, addressed to the underwriters of the Company.

    Each Holder of Registrable Securities agrees that upon receipt of any notice from the Company of the happening of any event of the kind described in clause
(f) of this Section 2.3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of a supplemented or amended prospectus and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities that was in effect prior to such amendment or supplement. In the event the Company shall give any such notice, the period set forth in clause (a) of this Section 2.3 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 2.3 to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of a supplemented or amended prospectus.

     Section 2.4 Indemnification.

                           (a)      The Company will indemnify each Holder, each
Holder's officers, directors and partners, and each Person controlling such Holder (collectively, "Holder's Parties"), participating in any registration, qualification, or compliance effected pursuant to this Article II with respect to Registrable Securities held by such Holder and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder's Parties each such underwriter, and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission, made in reliance on and in conformity with written information furnished to the Company by such Holder's Parties or underwriter or Person controlling such underwriter specifically for use in the preparation thereof.

                           (b)  Each Holder will, if Registrable Securities held
by such Holder are included in the securities as to which such registration, qualification or compliance is being effected, severally and not jointly, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company securities covered by such a registration statement, and each Person who controls the Company or such underwriter within the meaning of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such directors, officers, Persons, underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with the written information furnished to the Company by such Holder specifically for use in the preparation thereof, or (ii) any violation by any such Holder of any federal, state or common law rule or regulation applicable to such Holder in connection with the distribution of securities pursuant to a registration statement, and will reimburse the Company, such Holders, such directors, officers, Persons, underwriters or control Persons for any legal any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as incurred; provided, however, that the obligations of each such Holder hereunder shall be limited to an amount equal to the aggregate proceeds received by such Holder in such offering.

                           (c) Each party entitled to indemnification under this
Section 2.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of one counsel representing the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.4, except to the extent such failure to give notice shall materially and adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

                           (d)(i)    If the indemnification provided for in this
Section 2.4 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party hereunder shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relevant intent, knowledge, access to information and opportunities to correct or prevent such statement or omission.

                           (ii)  The parties agree that it would not be just and
equitable if contribution pursuant to this Section 2.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The amount paid or payable by an Indemnified Party as a result of the claims, losses, damages and liabilities referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim.

                           (iii) No Holder that is a seller of Registrable Stock
covered by such registration statement or Person controlling such seller other than the Company shall be obligated to make contribution hereunder that in the aggregate exceeds the total public offering price of the Registrable Stock sold by such Holder, less the aggregate amount of any damages that such Holder and its controlling Persons have otherwise been required to pay pursuant to this
Section 2.4. The obligations of such Holders to contribute are several in proportion to their respective ownership of the securities covered by such registration statement and not joint.

                           (iv)   The indemnity and contribution provided herein
shall be in addition to, and not in lieu of, any other liability that one party may have to another.

                          Section 2.5    Information by Holder.   Each Holder of
Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Article II.

                          Section 2.6  Rule 144 Reporting. With a view to making
available the benefits of certain rules and regulations of the Commission that may at any time permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

                           (a)  use  its  best efforts to facilitate the sale of
the  Restricted   Securities  to  the  public  without  registration  under  the
Securities Act, pursuant to Rule 144 under the Securities Act;

                           (b)    make and keep public information available, as
those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public;

                           (c)   file with the Commission in a timely manner all
reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                          (d) so long as a Holder owns any Restricted Securities
to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the public information requirements of said Rule 144, and the reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

                    Section 2.7 Transfer of Registration Rights. The rights granted under this Article II may not be assigned or otherwise conveyed by any Holder of Registrable Securities to any transferee.


                    Section 2.8 Restrictions on Market Manipulation. In the event any shares of Common Stock are offered or sold by any Holder in a registration, each such Holder will:

               (a) advise the Company in writing of any offer, sale or other disposition by it of any Common Stock in any manner other than as set forth in the registration statement or any prospectus included therein on or for the 30-day period prior to the filing of such registration statement until the distribution under the registration statement has been completed;

               (b) not effect any stabilization activity in connection with the Company's Common Stock;

               (c) not bid or purchase, for any account in which it has a beneficial interest, any Common Stock except as may be permitted pursuant to Rule 10b-6 under the Exchange Act (if applicable);

               (d) not until it has sold all of such shares of Common Stock, attempt to induce any Person to purchase any Common Stock except as may be permitted pursuant to Rule 10b-6; and

               (e) not until it has sold all such shares of Common Stock, pay any compensation for soliciting another to purchase any securities of the Company, except as may be permitted pursuant to Rule 10b-6.

                                   ARTICLE III
                                  MISCELLANEOUS

          Section 3.1 Governing Law; Jurisdiction and Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Florida. The parties agree that the courts of Palm Beach County, Florida, shall have exclusive jurisdiction and venue for the adjudication of any civil action between them arising out of relating to this Agreement, and hereby irrevocably consent to such jurisdiction and venue.

          Section 3.2 Successors and Assignees. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assignees, heirs, executors and administrators (as the case may be) of the parties hereto.

          Section 3.3 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof.

          Section 3.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be effective four days after mailed by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Purchaser, at Capital Consultants, Inc., 1050 Chinoe Road, Suite 304, Lexington, KY 40502, Attention:
Frank D. Dickey, Jr.; (b) if to any other Holder of Registrable Securities, at such address as such Holder shall have furnished the Company in writing, or, until any such Holder so furnishes an address to the Company, then to and at the address of the last Holder of such Registrable Securities who has so furnished an address to the Company; or (c) if to the Company, at 3135 S.W. Mapp Road, P.O. Box 268, Palm City, FL 34991, Attention: Joseph R. Rizzuti, Chairman & Chief Operating Officer.

          Section 3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder of any Registrable Securities, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default or an acquiescence therein or of or in any similar breach or default thereunder occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder shall be cumulative and not alternative.

          Section 3.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which may be executed by less than all of the parties hereto, each of which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one instrument.

          Section 3.7 Severability. In the event any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          Section 3.8 Amendments. The provisions of this Agreement may be amended at any time and from time to time, and particular provisions of this Agreement may be waived, with and only with, an agreement or consent in writing signed by the Company and by the Holders of a majority of the Registrable Securities voting as a single class.

     The parties have executed this Registration Rights Agreement as of the date first written above.

                               CLEMENTS GOLDEN PHOENIX ENTERPRISES, INC.


                               /s/  Joseph R. Rizzuti
                               -------------------------------------
                               Name: Joseph R. Rizzuti
                               Title:  Chairman & Chief Operating Officer


                               CAPITAL CONSULTANTS, INC.


                               /s/ Frank G.  Dickey Jr.
                               -------------------------------------
                               Name: Frank G.  Dickey Jr.
                               Title: President